SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

TMP Worldwide Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571 (Commission File Number)	13-3906555 (IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

                On June 3, 2002, TMP Worldwide Inc. (the “Company”) issued a press release relating to the extension of the term of Andrew J. McKelvey’s employment agreement and other matters.  Mr. McKelvey is the Company’s Chairman and CEO.  A copy of the press release and the amendment to Mr. McKelvey’s employment agreement are attached hereto as exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (a)           Financial Statements.

                                None.

                (b)           Pro Forma Financial Information.

                                None.

                (c)           Exhibits

99.1                           Press Release of the Company issued on June 3, 2002 relating to the amendment of Mr. McKelvey’s employment agreement and approval of Mr. McKelvey entering into a hedging transaction.

99.2                           Amendment No. 3 to Employment Agreement dated November 15, 1996 by and between the Company and Andrew J. McKelvey.

(All other items on this report are inapplicable.)

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TMP WORLDWIDE INC. (Registrant)

By:	/s/ Michael Sileck
	Name:	Michael Sileck
	Title:	Chief Financial Officer

Dated:  June 3, 2002